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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): July 28, 2005
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)


      Pennsylvania                 1-11152                   23-1882087
(State or other jurisdiction   (Commission File Number)    (IRS Employer
    of incorporation)                                     Identification No.)


781 Third Avenue, King of Prussia, PA                        19406-1409
(Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.    Results of Operations and Financial Condition.

(a) On July 28, 2005, InterDigital Communications Corporation issued a press release updating previous guidance on its results of operations and financial condition for the quarter ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.    Financial Statements and Exhibits.

(c)  Exhibits.

     99.1     Press release dated July 28, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ R.J. Fagan
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                                 Richard J. Fagan
                                 Chief Financial Officer


Dated:  July 28, 2005


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                                  EXHIBIT INDEX



Exhibit  No.                                       Description
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   99.1                                Press release dated July 28, 2005